Debt	12 Months Ended
Dec. 31, 2014
Debt [Abstract]
Debt

15. Debt

As of December 31, 2014, the principal amount of our outstanding indebtedness totaled $29.1 billion, which excludes fair value adjustments of $1.3 billion, of which approximately $13.1 billion was secured, and our unused lines of credit as of December 31, 2014 were approximately $5.8 billion, subject to certain conditions, including compliance with certain financial covenants.

Our outstanding indebtedness primarily consists of senior unsecured, subordinated and senior secured notes, export credit facilities, commercial bank debt, revolving credit debt and securitization debt. As a result of applying the acquisition method of accounting, we adjusted the carrying amounts of the debt assumed as part of the ILFC Transaction to fair value and eliminated any deferred debt discounts and premiums as of the Closing Date. Any debt issue cost capitalized by ILFC was also eliminated as of the Closing Date. These fair value adjustments are being amortized over the life of each associated debt instrument using the effective interest method.

The following table provides a summary of our indebtedness as of December 31, 2014 and 2013.

	2014 (a)	2013	Weighted average interest rate December 31, 2014 (b)	Maturity
Unsecured
Unsecured Notes
ILFC Legacy Notes	$11,230,020	$-	6.67%	2015-2022
AerCap Aviation Notes	300,000	300,000	6.38%	2017
AerCap Trust & AerCap Ireland Capital Limited Notes	3,400,000	-	4.17%	2017-2021
Unsecured Revolving Credit Facilities
DBS revolving credit facility	-	150,000	-	2018
Citi revolving credit facility	-	-	-	2018
AIG revolving credit facility	-	-	-	2019
Other unsecured debt	53,101	73,124	5.50%	2022
Fair value adjustment	999,869	-	-
TOTAL UNSECURED	15,982,990	523,124
Secured
Export credit facilities	2,691,316	1,594,137	2.22%	2015-2025
Senior secured notes	2,550,000	-	6.94%	2016-2018
Institutional secured term loans	3,355,263	-	3.34%	2017-2021
ALS II debt	325,920	450,045	2.01%	2038
GFL securitization debt (c)	-	533,064	-	2014
AerFunding revolving credit facility (d)	887,385	967,094	2.41%	2019
AeroTurbine revolving credit agreement	302,142	-	2.67%	2019
Other secured debt	2,781,801	2,145,687	3.44%	2026
Boeing 737 800 pre-delivery payment facility	174,306	47,458	2.98%	2015
Fair value adjustment	287,227	(87,997)	-
TOTAL SECURED	13,355,360	5,649,488
Subordinated
ECAPs subordinated debt	1,000,000	-	5.12%	2065
Subordinated debt joint ventures partners	64,280	64,280	1.96%	2022
Fair value adjustment	(238)	-
TOTAL SUBORDINATED	1,064,042	64,280
	$30,402,392	$6,236,892

a)	As of the balance sheet date, we remain in compliance with the respective financial covenants across the Company’s various debt obligations.

b)

The weighted average interest rate is calculated based on the U.S. dollar LIBOR rate as of December 31, 2014, and excludes the impact of related derivative instruments which we hold to hedge our exposure to interest rates as well as any amortization of the debt issuance costs.

c)	As a result of the Genesis Funding Limited Transaction the GFL securitization debt was no longer consolidated as of December 31, 2014.

d)	As of December 31, 2014, approximately $1.27 billion was undrawn under this facility.

As of December 31, 2014, all debt was guaranteed by us with the exception of ALS II debt, AerFunding revolving credit facility and $42 million included in export credit facilities. A further $337.9 million included in other Secured debt are limited recourse in nature, which includes the Camden facility and the AerCap Partners facility.

Maturities of debt financing (excluding fair value adjustments) at December 31, 2014 are as follows:

Debt maturing
2015	$3,594,895
2016	3,937,822
2017	4,502,795
2018	3,547,336
2019	4,553,522
Thereafter	8,979,164
$29,115,534

Unsecured Notes

As of December 31, 2014, we had an aggregate outstanding principal amount of unsecured notes of approximately $14.9 billion.

ILFC Legacy Notes

As of December 31, 2014, we had an aggregate outstanding principal amount of senior unsecured notes of approximately $8.5 billion issued by ILFC pursuant to shelf registration statements prior to the ILFC Transaction (the “ILFC Legacy Notes”).  The ILFC Legacy Notes have maturities ranging through 2022. The fixed rate notes bear interest at rates ranging from 3.875% to 8.875%, and the floating rate notes bear interest at three-month LIBOR plus a margin of 1.95%, with the interest rate resetting quarterly. The notes are not subject to redemption prior to their stated maturity and there are no sinking fund requirements.

The indentures governing the ILFC Legacy Notes contain customary covenants that, among other things, restrict our, and our restricted subsidiaries’ ability to (i) incur liens on assets; (ii) declare or pay dividends or acquire or retire shares of our capital share during certain events of default; (iii) designate restricted subsidiaries as non-restricted subsidiaries or designate non-restricted subsidiaries; (iv) make investments in or transfer assets to non-restricted subsidiaries; and (v) consolidate, merge, sell, or otherwise dispose of all or substantially all of our assets. The indentures also provide for customary events of default, including, but not limited to, the failure to pay scheduled principal and interest payments on the notes, the failure to comply with covenants and agreements specified in the indenture, the acceleration of certain other indebtedness resulting from non-payment of that indebtedness and certain events of insolvency. If any event of default occurs, any amount then outstanding under the indentures may immediately become due and payable.

Upon consummation of the ILFC Transaction, AerCap Trust became the successor issuer under the ILFC Legacy Notes indentures. ILFC also agreed to continue to be co-obligor. In addition, AerCap and certain of its subsidiaries became guarantors of the notes.

AerCap Aviation Notes

 In May 2012, AerCap Aviation Solutions B.V. issued $300.0 million of 6.375% senior unsecured notes due 2017 (the “AerCap Aviation Notes”). The proceeds from the offering were used for general corporate purposes. The AerCap Aviation Notes are guaranteed by AerCap and AerCap Ireland.

The AerCap Aviation Notes contain customary covenants that, among other things, limit our ability to incur additional indebtedness, enter into certain mergers or consolidations, incur certain liens and engage in certain transactions with our affiliates. In addition, the indenture governing the notes restricts our ability to pay dividends or make certain restricted payments, subject to certain exceptions, unless certain conditions are met.

AerCap Trust & AerCap Ireland Capital Limited Senior Unsecured Notes

In May 2014, AerCap Trust and AerCap Ireland Capital Limited co-issued $2.6 billion aggregate principal amount of senior unsecured notes, consisting of $400.0 million of 2.75% notes due 2017, $1.1 billion of 3.75% notes due 2019, and $1.1 billion of 4.50% notes due 2021 (collectively, the “Acquisition Notes”). The proceeds from the offering were used to finance in part the consideration payable in connection with the ILFC Transaction.

In September 2014, AerCap Trust and AerCap Ireland Capital Limited co-issued $800.0 million aggregate principal amount of 5.00% senior notes (the “5.00% Notes,” and together with the Acquisition Notes, the “AGAT/AICL Notes”). The proceeds from the offering were used for general corporate purposes. The final maturity date of the 5.00% Notes will be October 1, 2021.

The AGAT/AICL Notes are guaranteed by AerCap and certain of its subsidiaries. The AGAT/AICL Notes are not subject to redemption prior to their stated maturity and there are no sinking fund requirements.

The indenture governing the AGAT/AICL Notes contains customary covenants that, among other things, restrict our, and our restricted subsidiaries', ability to (i) incur liens on assets; (ii) declare or pay dividends or acquire or retire shares of our capital share during certain events of default; (iii) designate restricted subsidiaries as non-restricted subsidiaries or designate non-restricted subsidiaries; (iv) make investments in or transfer assets to non-restricted subsidiaries; and (v) consolidate, merge, sell, or otherwise dispose of all or substantially all of our assets. The indenture also provides for customary events of default, including, but not limited to, the failure to pay scheduled principal and interest payments on the notes, the failure to comply with covenants and agreements specified in the indenture, the acceleration of certain other indebtedness resulting from non-payment of that indebtedness and certain events of insolvency. If any event of default occurs, any amount then outstanding under the indenture may immediately become due and payable.

Redemption of Unsecured Notes: We may redeem each series of our unsecured notes in whole or in part, at any time at a price equal to 100% of the aggregate principal amount plus the applicable “make‑whole” premium plus accrued and unpaid interest, if any, to the redemption date. The “make‑whole” premium is the excess of:

(1)

the sum of the present value at such redemption date of all remaining scheduled payments of principal and interest on such note through the stated maturity date of the notes (excluding accrued but unpaid interest to the redemption date), discounted to the date of redemption using a discount rate equal to the Treasury Rate plus 50 basis points; over

(2)	the principal amount of the notes to be redeemed.

Unsecured Revolving Credit Facilities

DBS Revolving Credit Facility

In October 2013, AerCap entered into a $180.0 million unsecured revolving credit facility (the “DBS Revolver”), with an accordion feature to permit increases to a maximum size of $250.0 million. In October 2014, we increased the size of the facility to $300.0 million. The DBS Revolver is a five year facility, split between a three year revolving period followed by a two year term loan. The interest rates for borrowings under the DBS Revolver is LIBOR plus a margin of 2.25% during the revolving period, with the margin increasing to 2.50% during the first year of the term loan with a further increase to 2.75% during the second year.

As of December 31, 2014, the facility was undrawn.

The outstanding principal amount of any loans under the DBS Revolver at the end of the three-year revolving period will be amortized over the remaining two-year term out period of the facility. One third of the balance is to be repaid in October 2017 and the remaining two thirds in October 2018.

All borrowings under the facility are subject to the satisfaction of customary conditions precedent. We have the right to terminate or cancel, in whole or in part, the unused portion of the commitment amount.

The DBS Revolver contains covenants customary for unsecured financings, including financial covenants that require us to maintain compliance with a maximum ratio of consolidated indebtedness to shareholder’s equity and a maximum ratio of unencumbered assets to certain financial indebtedness. The facility also contains covenants that, among other things, restrict, subject to certain exceptions, the ability of AerCap and its subsidiaries to sell assets, make certain restricted payments and incur certain liens.

Citi Revolving Credit  Facility

In March 2014, AerCap Ireland Capital Limited entered into a $2.75 billion four-year senior unsecured revolving credit facility (the “Citi Revolver”), which became effective upon the ILFC Transaction. The facility has an accordion feature option permitting increases to a maximum size of $4.0 billion. The interest rates for borrowings under the Citi Revolver are based on a base rate or LIBOR plus a margin currently of 2.25%. The facility matures in May 2018. The Citi Revolver replaced the $2.3 billion three-year senior unsecured revolving credit facility entered into by ILFC in October 2012, which was simultaneously terminated. The obligations under the Citi Revolver are guaranteed by AerCap and certain of its subsidiaries.

In September 2014, we increased the size of the facility to $2.925 billion and in October 2014, we further increased the size of the facility to $2.955 billion.

As of December 31, 2014, the facility was undrawn.

All borrowings under the facility are subject to the satisfaction of customary conditions precedent. We have the right to terminate or cancel, in whole or in part, the unused portion of the commitment amount.

The Citi Revolver contains covenants customary for unsecured financings, including financial covenants that require us to maintain compliance with a maximum ratio of consolidated indebtedness to shareholder’s equity, a minimum interest coverage ratio and a maximum ratio of unencumbered assets to certain financial indebtedness. The facility also contains covenants that, among other things, restrict, subject to certain exceptions, the ability of AerCap and its subsidiaries to sell assets, make certain restricted payments and incur certain liens.

AIG Revolving Credit Facility

In December 2013, AerCap Ireland Capital Limited entered into a $1.0 billion five‑year senior unsecured revolving credit facility (the “AIG Revolver”), with AIG as lender and administrative agent, which became effective upon the ILFC Transaction. The interest rate for borrowings under the facility is, at our option, either (i) LIBOR plus 3.75% or (ii) 2.75% plus the greatest of (x) the U.S. federal funds rate plus 0.5%, (y) the rate of interest publicly announced from time to time by Citibank, N.A. as its “base rate” and (z) one‑month LIBOR plus 1%. The facility matures in May 2019. The obligations under the AIG Revolver are guaranteed by AerCap and certain of its subsidiaries.

As of December 31, 2014, there were no loans outstanding under the facility.

All borrowings under the facility are subject to the satisfaction of customary conditions precedent. We have the right to terminate or cancel, in whole or in part, the unused portion of the commitment amount.

The AIG Revolver contains covenants customary for unsecured financings, including financial covenants that require us to maintain compliance with a maximum ratio of consolidated indebtedness to shareholder’s equity, a minimum interest coverage ratio and a maximum ratio of unencumbered assets to consolidated unsecured financial indebtedness. The facility also contains covenants that, among other things, restrict, subject to certain exceptions, the ability of AerCap and its subsidiaries to sell assets, make certain restricted payments and incur certain liens.

Export Credit Facilities

As of December 31, 2014, 34 Airbus A330 aircraft, 78 Airbus A320 family aircraft, two Boeing 737-800 aircraft, two Boeing 777 aircraft, one Airbus A340 aircraft and four CRJ aircraft have been financed in export credit facilities with Banks and financial institutions (“ECA debt”).

As of December 31, 2014, $2.69 billion of ECA debt was outstanding as set out below. The net book value of aircraft pledged to the ECA lenders was approximately $5.55 billion at December 31, 2014.

The following table summarizes the terms of our outstanding ECA debt.

	Number of aircraft	Amount outstanding December 31, 2014	Tranche	Weighted average interest rate December 31, 2014	Maturity
2003 Airbus ECA Facility	18	$263,294	Floating Rate	Three-month LIBOR + 0.33%	2015 - 2020
2004 Airbus ECA Facility (a)	58	855,048	Floating Rate	Six-month LIBOR + 1.09%	2015 - 2019
	8	183,946	Fixed Rate	4.12%	2018 - 2020
2008 Airbus ECA Facility	1	52,152	Floating Rate	Three-month LIBOR + 1.48%	2022
	16	538,392	Fixed Rate	3.20%	2015 - 2022
2009 Airbus ECA Facility	2	47,976	Floating Rate	Three-month LIBOR + 1.11%	2022
	3	72,807	Fixed Rate	4.22%	2021 - 2022
Airbus ECA Capital Markets Facilities	3	149,092	Fixed Rate	3.60%	2021
2012 Airbus ECA Facilities	3	203,764	Fixed Rate	2.29%	2018 - 2024
2012 Ex-Im Capital Markets Facility (a)	2	244,750	Fixed Rate	1.49%	2025
2010 Ex-Im Facilities	2	38,173	Fixed Rate	2.95%	2022
EDC Facilities	4	41,922	Fixed Rate	4.50%	2020
Total		$2,691,316

(a)	Legacy ILFC export credit facilities detailed further below.

General : The principal amounts under the ECA debt facilities amortize over 10- to 12‑year terms.The ECA debt facilities require that special purpose companies controlled by the respective lenders hold legal title to the financed aircraft. The ECA debt obligations are secured by, among other things, a pledge of the shares of the special purpose companies.

The ECA debt facilities contain affirmative covenants customary for secured financings, in addition to customary events of default and restrictive covenants. The facilities also contain net worth financial covenants. As of December 31, 2014, AerCap was in compliance with its financial covenants under the ECA debt facilities.

The obligations under ECA debt facilities are guaranteed by AerCap and certain of its subsidiaries, as well as various export credit agencies.

2004 Airbus ECA Facility

In 1999 and 2004, ILFC entered into ECA facility agreements through certain wholly‑owned subsidiaries . The 1999 and 2004 ECA facilities were used to fund purchases of certain Airbus family aircraft through 2001 and 2010, respectively. Each aircraft purchased was financed by a ten‑year fully amortizing loan. New financings are no longer available under either ECA facility.    The obligations of the subsidiary borrower were originally guaranteed by ILFC, and upon consummation of the ILFC Transaction, AerCap and certain of its subsidiaries were added as additional guarantors.

As of December 31, 2014, approximately $1.04 billion was outstanding under the 2004 ECA facility and no loans were outstanding under the 1999 ECA facility.

In February 2015, we entered into an amendment to the 2004 ECA facility allowing funds that previously were required to be segregated to be replaced by letters of credit, and releasing the security interest in respect of certain aircraft for which the associated loans had been repaid. Prior to entering into this amendment, we were required to segregate security deposits and overhaul rentals received under the leases related to the aircraft funded under the facility to the extent amounts remained outstanding under the relevant aircraft loan.  The segregated funds were deposited into separate accounts pledged to and controlled by the security trustee of the 2004 ECA facility.

We must register mortgages on certain aircraft funded under the 2004 ECA facility in the local jurisdictions in which the respective aircraft are registered. The mortgages are required to be filed only with respect to aircraft that have outstanding loan balances.

2012 Ex-Im Capital Markets Facility

On December 19, 2012, ILFC issued through a consolidated entity pre‑funded amortizing notes with an aggregate principal amount of $287.0 million. The notes mature in January 2025 and scheduled principal payments commenced in April 2013. The notes bear interest at a rate per annum equal to 1.492%. During the year ended December 31, 2013, ILFC used the proceeds from the notes to finance two Boeing 777‑300ER aircraft, which serve as collateral for the notes.    Upon consummation of the ILFC Transaction, AerCap and certain of its other subsidiaries guaranteed the Ex‑Im financings. The Ex‑Im financings are also guaranteed by the Export-Import Bank of the United States.

Senior Secured Notes

In August 2010, ILFC issued $3.9 billion of senior secured notes (the “Senior Secured Notes”), with $1.35 billion that matured in September 2014 and bore interest of 6.5%,  $1.275 billion maturing in September 2016 and bearing interest of 6.75%, and $1.275 billion maturing in September 2018 and bearing interest of 7.125%. Upon consummation of the ILFC Transaction, AerCap Trust became the successor issuer under the indenture governing the Senior Secured Notes. ILFC also agreed to continue to be a co-obligor. In addition, AerCap and certain of its other subsidiaries became guarantors of the Senior Secured Notes. We can redeem the Senior Secured Notes at any time prior to their maturity,  subject to a penalty of the greater of 1% of the outstanding principal amount and a “make-whole” premium. There is no sinking fund for the Senior Secured Notes.

The Senior Secured Notes are secured by a designated pool of aircraft, initially consisting of 174 aircraft, and cash collateral when required. In addition, two of our subsidiaries, which either own or hold leases attached to the aircraft included in the pool securing the Senior Secured Notes, have guaranteed the notes. Following repayment of the $1.35 billion on the 6.5% Senior Secured Notes due 2014, certain collateral was released and as of December 31, 2014, 146 aircraft secured the notes.

The indenture and the aircraft mortgage and security agreement governing the Senior Secured Notes contain customary covenants that, among other things, restrict our and our restricted subsidiaries’ ability to (i) create liens; (ii) sell, transfer or otherwise dispose of the assets serving as collateral for the Senior Secured Notes; (iii) declare or pay dividends or acquire or retire shares of our capital share during certain events of default;  (iv) designate restricted subsidiaries as non-restricted subsidiaries or designate non-restricted subsidiaries; and  (v) make investments in or transfer assets to non-restricted subsidiaries.

The indenture also restricts our and the subsidiary guarantors’ ability to consolidate, merge, sell or otherwise dispose of all, or substantially all, of our assets. The indenture also provides for customary events of default, including but not limited to, the failure to pay scheduled principal and interest payments on the notes, the failure to comply with covenants and agreements specified in the indenture, the acceleration of certain other indebtedness resulting from non-payment of that indebtedness, and certain events of insolvency. If any event of default occurs, any amount then outstanding under the Senior Secured Notes may immediately become due and payable.

Institutional Secured Term Loans

Hyperion facility

In March 2014, one of ILFC’s indirect wholly-owned subsidiaries entered into a secured term loan agreement in the amount of $1.5 billion. The loan bears interest at LIBOR plus a margin of 2.75% with a 0.75% LIBOR floor, or, if applicable, a base rate plus a margin of 1.75%. The loan matures in March 2021. We can voluntarily prepay the loan at any time, subject to certain conditions.

The obligations of the subsidiary borrower were originally guaranteed by ILFC and certain of its subsidiaries, and upon consummation of the ILFC Transaction, AerCap and certain of its subsidiaries were added as additional guarantors.

The loan is secured by the equity interests in the borrower and certain SPE subsidiaries of the borrower. The SPEs hold title to 84 aircraft with an appraised value of approximately $2.28 billion as of December 31, 2014, representing a loan-to-value ratio of approximately 65.7%.  The loan requires a loan-to-value ratio of no more than 70%. If the maximum loan‑to‑value ratio is exceeded, we will be required to prepay portions of the outstanding loans, deposit an amount in the cash collateral account or transfer additional aircraft to SPEs, subject to certain concentration criteria, so that the ratio is equal to or less than 70%.

The loan contains customary covenants and events of default, including covenants that limit the ability of the subsidiary borrower and its subsidiaries to incur additional indebtedness and create liens, and covenants that limit the ability of the guarantors, the subsidiary borrower and its subsidiaries to consolidate, merge or dispose of all or substantially all of their assets and enter into transactions with affiliates.

Vancouver facility

In February 2012, one of ILFC’s  indirect wholly‑owned subsidiaries entered into a secured term loan agreement in the amount of $900.0 million. In April 2013, ILFC amended the agreement and simultaneously prepaid $150.0 million of the outstanding principal amount. The remaining outstanding principal amount of $750.0 million bears interest at an annual rate of LIBOR plus 2.75%, with a LIBOR floor of 0.75%, or, if applicable, a base rate plus a margin of 1.75%. The loan initially bore interest at LIBOR plus a margin of 4.0% with a 1.0% LIBOR floor, or, if applicable, a base rate plus a margin of 3.0%. The loan matures in June 2017. We can voluntarily prepay the loan at any time, subject to certain conditions.

The obligations of the subsidiary borrower were originally guaranteed by ILFC and certain of its subsidiaries, and upon consummation of the ILFC Transaction, AerCap and certain of its subsidiaries were added as additional guarantors.

The loan is secured by the equity interests in certain SPEs of the subsidiary borrower. The SPEs initially held title to 62 aircraft with an appraised value of approximately $1.66 billion as of December 31, 2011, equaling an initial loan‑ to‑value ratio of approximately 54%. After giving effect to the 2013 amendment, certain collateral that had served as security for the secured term loan was released. As of December 31, 2014, the SPEs collectively own a portfolio of 56 aircraft with an appraised value of approximately $1.23 billion, equaling a loan‑to‑value ratio of approximately 61.2%. The loan requires a loan‑to‑value ratio of no more than 63%. If the maximum loan‑to‑value ratio is exceeded,  we will be required to prepay a portion of the outstanding loan, deposit an amount in the cash collateral account or transfer additional aircraft to SPEs, subject to certain concentration criteria, so that the ratio is equal to or less than 63%.

The loan contains customary covenants and events of default, including covenants that limit the ability of the subsidiary borrower and its subsidiaries to incur additional indebtedness and create liens, and covenants that limit the ability of the guarantors, the subsidiary borrower and its subsidiaries to consolidate, merge or dispose of all or substantially all of their assets and enter into transactions with affiliates.

Temescal Facility

In March 2011, one of ILFC’s indirect wholly‑owned subsidiaries entered into a secured term loan agreement with lender commitments in the amount of approximately $1.3 billion, which was subsequently increased to approximately $1.5 billion. As of December 31, 2014, approximately $1.1 billion was outstanding. The loan bears interest at LIBOR plus a margin of 2.75%, or, if applicable, a base rate plus a margin of 1.75%. The loan matures in March 2018.  We can voluntarily prepay the loan at any time, subject to certain conditions.

The obligations of the subsidiary borrower were originally guaranteed by ILFC and certain of its subsidiaries, and upon consummation of the ILFC Transaction, AerCap and certain of its subsidiaries were added as additional guarantors.

The loan is secured by a portfolio of 54 aircraft and the equity interests in certain SPEs that own the pledged aircraft. The 54 aircraft had an initial appraised value of approximately $2.4 billion, representing a loan‑to‑value ratio of approximately 65%. The subsidiary borrower is required to maintain compliance with a maximum loan‑to‑value ratio, which declines over time, as set forth in the term loan agreement. If the maximum loan‑to‑value ratio is exceeded, we will be required to prepay portions of the outstanding loans, deposit an amount in the cash collateral account or transfer additional aircraft to the SPEs, subject to certain concentration criteria, so that the ratio is equal to or less than the maximum loan‑to‑value ratio.

The loan facility contains customary covenants and events of default, including covenants that limit the ability of the subsidiary borrower and its subsidiaries to incur additional indebtedness and create liens, and covenants that limit the ability of the guarantors, the subsidiary borrower and its subsidiaries to consolidate, merge or dispose of all or substantially all of their assets and enter into transactions with affiliates.

ALS II debt

In June 2008, we completed a securitization in which ALS II issued securitized class A-1 notes and class A-2 notes to holders who committed to advance funds in connection with the purchase of certain aircraft. Advances made by the commitment holders were used to purchase 30 Airbus A320 and A330 aircraft. The net book value of 30 aircraft, which are pledged as collateral for the securitization debt, was $934.4 million as of December 31, 2014. ALS II also issued class E-1 notes, which were used, among other things, to cover certain expenses of ASL II. The final maturity date of the notes will be June 15, 2038. ALS II’s financial results are consolidated into our financial statements.

AerFunding revolving credit facility

AerFunding 1 Limited (“AerFunding”) is a special purpose company whose share capital is owned 95% by a charitable trust and 5% by AerCap Ireland Limited. AerFunding is a consolidated subsidiary formed for the purpose of acquiring new and used aircraft assets. In April 2006, AerFunding entered into a non‑recourse senior secured revolving credit facility in the aggregate amount of up to $1.0 billion. The facility was subsequently amended in 2010, 2011, 2013 and 2014.

In December 2014, the AerFunding facility was amended to allow for a three-year revolving period to December 2017, and a two year term-out period to December 2019. The maximum facility size was amended from $1.3 billion to $2.16 billion.

As of December 31, 2014, we had approximately $887.4 million of loans outstanding under the AerFunding revolving credit facility, relating to 29 aircraft. The net book value of aircraft pledged to lenders under the credit facility was approximately $1.1 billion as of December 31, 2014.

Borrowings under the AerFunding revolving credit facility can be used to finance between 73.5% and 80.0% of the lower of the purchase price and the appraised value of the eligible aircraft. Eligible aircraft include A320 family aircraft, Boeing 737‑700, −800 and 900ER aircraft, Boeing 777, Boeing 787 aircraft and A330 aircraft. In addition, value enhancing expenditures and required liquidity reserves are also funded by the lenders. All borrowings under the AerFunding revolving credit facility are subject to the satisfaction of customary conditions and restrictions on the purchase of aircraft that would result in our portfolio becoming too highly concentrated, with regard to both aircraft type and geographical location. The borrowing period during which new advances may be made under the facility will expire in December 2017.

Borrowings under the AerFunding revolving credit facility bear interest based on the Eurodollar rate plus the applicable margin. The following table sets forth the applicable margin for the borrowings under the AerFunding revolving credit facility during the periods specified:

Applicable
Margin
Borrowing period (a)	2.25%
Period from December 10, 2017 to December 9, 2018	3.25%
Period from December 10, 2018 to December 9, 2019	3.75%

(a)	The borrowing period is until June 9, 2015, after which the loan converts to a term loan.

Additionally, we are subject to (a) a 0.50% fee on any portion of the unused loan commitment if the average facility utilization is greater than 50% during a period or (b) a 0.75% fee on any unused portion of the unused loan commitment if the average facility utilization is less than 50% during a period.

Interest on the loans is due on a monthly basis. Principal on the loans amortizes on a monthly basis to the extent funds are available. All outstanding principal not paid during the term is due on the maturity date.

Advances under the AerFunding revolving credit facility may be prepaid without penalty upon notice, subject to certain conditions. Mandatory partial prepayments of borrowings under the AerFunding revolving credit facility are required:

•	Upon the sale of certain assets by a borrower, including any aircraft or aircraft engines financed or refinanced with proceeds from the AerFunding revolving credit facility;

•	Upon the occurrence of an event of loss with respect to an aircraft or aircraft engine financed with proceeds from the AerFunding revolving credit facility from the proceeds of insurance claims; and

•	Upon the securitization of any interests or leases with respect to aircraft or aircraft engines financed with proceeds from the AerFunding revolving credit facility.

The maturity date of the AerFunding revolving credit facility is December 9, 2019.

AerFunding is required to maintain up to 5.0% of the borrowing value of the aircraft in reserve for the benefit of the lenders. Amounts held in reserve for the benefit of the lenders are available to the extent that there are insufficient funds to pay required expenses, hedge payments or principal of or interest on the loans on any payment date. The amounts on reserve are funded by the lenders.  Borrowings under the AerFunding revolving credit facility are secured by, among other things, security interests in and pledges or assignments of equity ownership and beneficial interests in all of the subsidiaries of AerFunding, as well as by AerFunding’s interests in the leases of its assets.

AeroTurbine revolving credit agreement

In November 2014, AeroTurbine entered into an amended and restated credit facility providing for a maximum aggregate available amount of $550.0 million, subject to availability determined by a calculation utilizing AeroTurbine’s aircraft assets and accounts receivable. As of December 31, 2014, AeroTurbine had approximately $302.1 million outstanding under the facility. Borrowings under the facility bear interest determined, with certain exceptions, based on LIBOR plus a margin of 2.5%. The facility will expire in November 2019.

AeroTurbine’s obligations under the facility are guaranteed by AerCap and certain of its subsidiaries, including AeroTurbine’s subsidiaries (subject to certain exclusions).  AeroTurbine’s obligations are secured by substantially all of the assets of AeroTurbine and its subsidiary guarantors.

The credit agreement contains customary events of default and covenants, including certain financial covenants. Additionally, the credit agreement imposes limitations on AeroTurbine’s ability to pay dividends to us (other than dividends payable solely in common share).

Other Secured Debt

AerCap has entered into various other commercial bank financings to fund the purchase of aircraft and for general corporate purposes in respect of which the aggregate principal outstanding as of December 31, 2014 was approximately $2.78 billion. These financings are summarized in the following table:

	Number of aircraft	Tranche	Amount outstanding December 31, 2014	Weighted average interest rate December 31, 2014	Maturity
SkyFunding I facility	6	Floating rate	$160,106	Three-month LIBOR plus 2.85%	2021 - 2022
	6	Fixed rate	158,954	4.43%	2017 - 2019
SkyFunding II facility	6	Floating rate	170,704	Three-month LIBOR plus 3.15%	2022 - 2023
	3	Fixed rate	81,952	4.43%	2020
Camden facility	7	Fixed rate	155,168	4.73%	2018
TUI portfolio acquisition facility	11	Floating rate	138,771	One-month LIBOR plus 1.75%	2015
StratusFunding facility	2	Floating rate	177,368	Three-month LIBOR plus 1.95%	2026
	2	Fixed rate	177,332	3.93%	2021
CieloFunding facility	3	Fixed rate	141,722	3.48%	2016
CieloFunding II facility	2	Fixed rate	80,990	2.80%	2016
Genesis Portfolio Funding facility	11	Floating rate	124,202	One-month LIBOR plus 1.75%	2015
CloudFunding facilities	5	Fixed rate	165,427	4.23%	2026
LimelightFunding facility	2	Fixed rate	179,813	4.70%	2020
Secured commercial bank financings	9	Fixed rate	213,771	4.23%	2015 - 2020
	32 (a)	Floating rate	655,521	LIBOR plus 2.70%	2015 - 2024
Total			$2,781,801

(a)	Additional 7 engines pledged as collateral in addition to the aircraft

The majority of the financings are secured by, among other things, a pledge of the shares of the subsidiaries owning the related aircraft, a guarantee from us and, in certain cases, a mortgage on the applicable aircraft. All of our financings contain affirmative covenants customary for secured financings.

Boeing 737‑800 pre‑delivery payment facility

In December 2010, AerCap signed a purchase agreement to purchase up to fifteen (15) Boeing 737-800 aircraft, consisting of ten firm aircraft to be delivered in 2015 and five purchase rights.

Under the purchase agreement, AerCap agreed to make scheduled pre-delivery payments to Boeing prior to the physical delivery of each aircraft. In connection with the scheduled delivery of the ten firm aircraft, AerCap entered into a facility in December 2012 with DBS Bank Ltd., as lender, to finance up to $200.3 million of the pre-delivery payments to Boeing.

As of December 31, 2014, we had approximately $174.3 million loans outstanding under the facility and the undrawn commitment available for drawdown under the facility was approximately $26.0 million.

Subordinated Debt

ECAPS subordinated notes

In December 2005, ILFC issued two tranches of subordinated notes in an aggregate principal amount of $1.0 billion. The $400.0 million tranche has a call option date of December 21, 2015 and has a fixed interest rate of 6.25% until the 2015 call option date. If we do not exercise the call option, the interest rate will change to a floating rate, reset quarterly, based on a margin of 1.80% plus the highest of three-month LIBOR, 10-year constant maturity treasury, and 30-year constant maturity treasury. We can call the $600.0 million tranche at any time. The interest rate on the $600.0 million tranche is a floating rate with a margin of 1.55% plus the highest of three-month LIBOR, 10-year constant maturity treasury, and 30-year constant maturity treasury. The interest rate resets quarterly. As of December 31, 2014, the interest rate was 4.37%.

In July 2013, ILFC amended the financial tests in both tranches of notes by changing the method of calculating the ratio of equity to total managed assets and the minimum fixed charge coverage ratio, making it less likely that we will fail to comply with such financial tests. Failure to comply with these financial tests will result in a “mandatory trigger event.” If a mandatory trigger event occurs and we are unable to raise sufficient capital in a manner permitted by the terms of the subordinated debt to cover the next interest payment on the subordinated debt, a “mandatory deferral event” will occur, requiring us to defer all interest payments and prohibiting the payment of cash dividends on AerCap Trust or ILFC’s capital share or its equivalent until both financial tests are met or we have raised sufficient capital to pay all accumulated and unpaid interest on the subordinated debt. Mandatory trigger events and mandatory deferral events are not events of default under the indenture governing the subordinated debt.

Upon consummation of the ILFC Transaction, the notes were assumed by AerCap Trust, and AerCap and certain of its subsidiaries became guarantors. ILFC remains a co-obligor under the indentures governing the notes.

Subordinated debt in joint venture partners

In 2008 and 2010, AerCap and our joint venture partners each subscribed a total of approximately $64.3 million of subordinated loan notes.  The subordinated debt held by AerCap is eliminated in consolidation of the joint ventures. Interest on the subordinated loan notes accrues at a rate of 15% per annum in the case of the 2010 joint venture. In the case of the 2008 joint venture, interest originally accrued on the subordinated loan notes at a rate of 20%, and following an amendment entered into in June 2013, the interest rate was reduced to 0% effective from January 1, 2013.  Where (i) the amount which, pursuant to the terms of the senior facility, is available to the joint ventures to make payments in respect of, amongst other things, the subordinated loan notes is insufficient to meet the interest payments or (ii) the terms of the senior facility prohibit the payment in full of interest on the relevant payment date, then the joint venture partners must pay the maximum amount of interest that can properly be paid to the note holders on the relevant interest payment date and the unpaid interest carries interest at a rate of 19.5% per annum until paid.

The collateral granted in respect of the subordinated loan notes also secures the senior facility. The rights of the holders of subordinated loan notes in respect of this security are subordinated to the rights of the senior facility lenders, amongst others. The subordinated loan notes are fully subordinated in all respects including in priority of payment to, amongst other debts of the joint ventures, a senior debt facility. As is the case in respect of the senior facility, the obligation of the joint ventures to make payments in respect of the subordinated loan notes is limited in recourse to certain amounts actually received by the joint ventures.

Subject to certain conditions, including (while the senior facility security remains outstanding) the consent of the collateral trustee, the joint venture partners may at any time redeem all or any of the outstanding subordinated loan notes.